FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any securit y described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Resmae	1,296	225,060,478.16	100.00	7.343	644	82.24

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	7	1,399,969.47	0.62	5.400	703	68.77
5.501 - 6.000	69	18,189,188.51	8.08	5.855	666	77.32
6.001 - 6.500	157	41,618,737.28	18.49	6.354	664	79.23
6.501 - 7.000	264	62,627,043.69	27.83	6.823	650	79.51
7.001 - 7.500	129	28,273,821.00	12.56	7.281	642	81.31
7.501 - 8.000	127	25,196,505.47	11.20	7.769	618	82.11
8.001 - 8.500	68	12,187,512.23	5.42	8.308	590	84.85
8.501 - 9.000	74	11,842,529.60	5.26	8.786	614	87.84
9.001 - 9.500	49	3,929,357.49	1.75	9.373	644	91.86
9.501 - 10.000	173	10,154,271.80	4.51	9.825	652	95.84
10.001 - 10.500	69	4,021,849.36	1.79	10.372	653	99.49
10.501 - 11.000	78	4,235,499.51	1.88	10.862	626	98.15
11.001 - 11.500	32	1,384,192.75	0.62	11.217	624	99.64

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

Min: 5.350
Max: 11.500
Weighted Average: 7.343

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	204	6,672,443.30	2.96	10.101	659	98.92
50,000.01 - 100,000.00	299	22,667,198.51	10.07	9.100	651	91.12
100,000.01 - 150,000.00	185	22,884,348.72	10.17	7.566	642	81.55
150,000.01 - 200,000.00	150	26,653,022.06	11.84	7.137	640	79.55
200,000.01 - 250,000.00	122	27,422,841.84	12.18	7.081	634	80.80
250,000.01 - 300,000.00	108	29,485,488.15	13.10	6.902	638	79.21
300,000.01 - 350,000.00	79	25,537,838.46	11.35	6.933	655	81.28
350,000.01 - 400,000.00	77	28,998,131.98	12.88	6.970	652	82.04
400,000.01 - 450,000.00	31	13,083,329.10	5.81	6.724	643	80.90
450,000.01 - 500,000.00	20	9,418,660.94	4.18	6.910	652	82.42
500,000.01 - 550,000.00	11	5,856,395.89	2.60	6.766	630	77.53
550,000.01 - 600,000.00	6	3,477,327.29	1.55	6.976	601	78.96
600,000.01 - 650,000.00	1	650,000.00	0.29	7.500	635	89.66
650,000.01 - 700,000.00	1	663,351.92	0.29	6.990	621	70.00
750,000.01 - 800,000.00	1	790,000.00	0.35	6.880	599	64.49
800,000.01 - 850,000.00	1	800,100.00	0.36	8.520	723	90.00

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

Min: $12,491.78
Max: $800,100.00
Average: $173,657.78

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - IO	360	100,270,655.86	44.55	6.898	657	81.09
ARM 2/28	434	85,884,834.87	38.16	7.225	622	79.75
Balloon 30/15	402	22,068,284.35	9.81	10.041	669	99.65
Fixed 30 yr	66	10,432,428.76	4.64	7.190	643	77.69
ARM 3/27 - IO	12	3,085,229.41	1.37	6.539	673	82.97
Fixed 30 yr - IO	7	1,760,200.00	0.78	6.641	650	76.41
ARM 3/27	7	1,076,239.07	0.48	7.317	612	84.43
Fixed 15 yr	8	482,605.84	0.21	8.462	615	78.88

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	813	190,316,959.21	84.56	7.042	641	80.53
Balloon	402	22,068,284.35	9.81	10.041	669	99.65
Fixed	81	12,675,234.60	5.63	7.162	643	77.55

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	1,048	182,318,415.31	81.01	7.368	645	82.62
3	248	42,742,062.85	18.99	7.234	641	80.62

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

Min: 2
Max: 3
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	889	202,848,675.83	90.13	7.047	641	80.33
2	407	22,211,802.33	9.87	10.041	669	99.65

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	74,883.92	0.03	9.270	596	24.43
25.01 - 30.00	3	677,907.52	0.30	6.970	559	27.25
30.01 - 35.00	2	179,870.90	0.08	7.320	595	32.20
40.01 - 45.00	2	436,249.87	0.19	6.781	614	42.86
45.01 - 50.00	10	1,574,992.76	0.70	6.442	598	49.56
50.01 - 55.00	9	1,534,899.18	0.68	6.726	615	53.28
55.01 - 60.00	14	2,807,476.61	1.25	7.642	580	58.28
60.01 - 65.00	17	4,363,138.01	1.94	6.730	610	63.37
65.01 - 70.00	30	7,161,319.94	3.18	6.975	605	68.45
70.01 - 75.00	33	8,503,546.67	3.78	7.200	594	74.12
75.01 - 80.00	537	118,936,872.36	52.85	6.805	659	79.91
80.01 - 85.00	77	18,289,114.79	8.13	7.477	602	84.42
85.01 - 90.00	114	29,373,470.54	13.05	7.452	632	89.76
90.01 - 95.00	64	10,326,668.98	4.59	8.370	649	94.76
95.01 - 100.00	383	20,820,066.11	9.25	10.039	669	99.97

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

Min: 24.43
Max: 100.00
Weighted Average: 82.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	29	4,821,281.38	2.14	8.858	513	76.94
525 - 549	35	6,498,662.00	2.89	8.052	536	76.31
550 - 574	59	14,143,086.36	6.28	7.614	563	76.41
575 - 599	123	23,192,781.23	10.31	7.455	588	80.74
600 - 624	202	31,995,525.07	14.22	7.360	613	82.61
625 - 649	249	42,905,029.42	19.06	7.367	637	82.37
650 - 674	204	35,215,180.50	15.65	7.306	661	83.81
675 - 699	165	26,365,257.73	11.71	7.132	685	83.96
700 - 724	109	20,820,428.47	9.25	7.013	711	83.48
725 - 749	64	9,909,052.23	4.40	7.023	735	83.94
750 - 774	46	7,193,988.10	3.20	7.094	760	84.60
775 - 799	11	2,000,205.67	0.89	6.719	781	84.30

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

Min: 500
Max: 789
NZ Weighted Average: 644

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	929	144,351,509.19	64.14	7.416	662	84.29
Cashout Refinance	347	77,347,934.88	34.37	7.202	611	78.35
Rate/Term Refinance	20	3,361,034.09	1.49	7.435	610	83.75

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	995	175,068,349.29	77.79	7.315	641	81.83
PUD	126	21,238,267.48	9.44	7.591	653	84.47
Condo	130	19,399,484.73	8.62	7.335	655	83.97
Duplex	35	5,628,684.90	2.50	7.441	661	83.46
3-4 Family	10	3,725,691.76	1.66	7.146	640	77.85

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	781	138,450,848.69	61.52	7.526	657	83.02
Full	510	85,023,350.79	37.78	7.049	624	81.03
Limited	5	1,586,278.68	0.70	7.114	592	79.74

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,239	212,842,528.73	94.57	7.321	644	82.22
Non-Owner Occupied	47	9,796,971.93	4.35	7.761	640	81.53
Second Home	10	2,420,977.50	1.08	7.560	656	86.66

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	29	3,508,916.82	1.56	7.308	650	82.54
California	605	139,010,114.85	61.77	7.162	649	81.62
Colorado	27	3,223,143.50	1.43	7.329	628	84.31
Connecticut	3	380,056.63	0.17	8.761	561	87.48
Florida	129	19,769,822.20	8.78	7.602	628	81.52
Hawaii	3	784,193.15	0.35	7.877	617	84.55
Illinois	176	22,813,253.68	10.14	7.723	649	84.57
Kansas	4	216,755.11	0.10	7.925	694	84.00
Louisiana	6	688,505.90	0.31	8.371	646	84.21
Michigan	2	321,590.11	0.14	8.277	558	85.91
Minnesota	19	2,963,269.73	1.32	7.130	650	82.50
Missouri	36	3,471,956.84	1.54	8.161	618	85.37
Nevada	24	4,944,246.09	2.20	7.395	643	83.86
Oklahoma	22	1,599,493.24	0.71	7.551	628	82.96
Oregon	19	3,086,127.32	1.37	7.087	653	80.63
Texas	149	13,196,099.49	5.86	7.829	620	83.05
Utah	26	3,030,811.05	1.35	7.373	643	82.14
Washington	9	1,295,633.55	0.58	7.446	650	85.79
Wisconsin	8	756,488.90	0.34	8.323	648	85.53

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	304	39,438,491.89	17.52	7.853	646	84.01
12	50	12,548,246.74	5.58	7.346	660	81.74
24	849	158,871,691.79	70.59	7.230	642	82.04
36	93	14,202,047.74	6.31	7.188	643	79.99

Total:	1,296	225,060,478.16	100.00	7.343	644	82.24

Loans with Penalty: 82.48

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.06	7.545	627	80.00
3.501 - 4.000	20	3,133,073.87	1.65	7.130	660	82.14
4.001 - 4.500	36	5,694,835.38	2.99	6.883	655	79.41
4.501 - 5.000	8	3,092,137.14	1.62	6.883	659	77.58
5.001 - 5.500	1	298,388.22	0.16	5.870	588	66.00
5.501 - 6.000	640	151,677,223.87	79.70	6.964	647	81.00
6.001 - 6.500	62	15,822,062.95	8.31	7.436	614	82.42
6.501 - 7.000	35	8,798,813.07	4.62	7.609	577	74.76
7.001 - 7.500	10	1,691,624.71	0.89	8.235	570	60.21

Total:	813	190,316,959.21	100.00	7.042	641	80.53

Min: 1.000
Max: 7.250
Weighted Average (>0): 5.957

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	5	823,969.72	0.43	5.414	716	66.23
11.501 - 12.000	33	8,224,059.51	4.32	5.837	649	76.03
12.001 - 12.500	59	13,783,647.88	7.24	6.295	643	78.36
12.501 - 13.000	149	33,108,154.03	17.40	6.547	652	78.73
13.001 - 13.500	139	35,940,331.92	18.88	6.631	665	80.08
13.501 - 14.000	208	49,081,809.91	25.79	7.088	644	81.03
14.001 - 14.500	94	22,645,413.14	11.90	7.603	619	81.91
14.501 - 15.000	73	15,976,323.84	8.39	8.162	608	83.23
15.001 - 15.500	24	4,877,703.59	2.56	8.583	599	85.57
15.501 - 16.000	25	5,441,008.01	2.86	9.034	605	86.31
16.001 - 16.500	2	108,771.98	0.06	10.185	568	90.39
16.501 - 17.000	2	305,765.68	0.16	10.693	538	79.07

Total:	813	190,316,959.21	100.00	7.042	641	80.53

Min: 11.350
Max: 16.700
Weighted Average (>0): 13.586

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	7	1,399,969.47	0.74	5.400	703	68.77
5.501 - 6.000	68	17,921,188.51	9.42	5.856	665	77.28
6.001 - 6.500	141	38,551,303.15	20.26	6.358	665	79.39
6.501 - 7.000	244	58,816,561.74	30.90	6.822	651	80.06
7.001 - 7.500	116	26,369,799.99	13.86	7.276	641	81.40
7.501 - 8.000	114	23,182,029.24	12.18	7.772	617	81.97
8.001 - 8.500	46	10,367,269.87	5.45	8.291	577	83.66
8.501 - 9.000	48	10,147,458.58	5.33	8.768	600	86.33
9.001 - 9.500	12	1,473,187.99	0.77	9.307	570	82.59
9.501 - 10.000	13	1,673,653.01	0.88	9.725	535	78.02
10.001 - 10.500	2	108,771.98	0.06	10.185	568	90.39
10.501 - 11.000	2	305,765.68	0.16	10.693	538	79.07

Total:	813	190,316,959.21	100.00	7.042	641	80.53

Min: 5.350
Max: 10.700
Weighted Average (>0): 7.042

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	440	86,753,424.78	45.58	7.227	622	79.81
1.500	373	103,563,534.43	54.42	6.887	657	81.14

Total:	813	190,316,959.21	100.00	7.042	641	80.53

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.272

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	813	190,316,959.21	100.00	7.042	641	80.53

Total:	813	190,316,959.21	100.00	7.042	641	80.53

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.